UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ¨

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XPO LOGISTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Step 1: Go to www.envisionreports.com/XPO. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/XPO Online Go to www.envisionreports.com/XPO or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 038WRD + + Important Notice Regarding the Availability of Proxy Materials for the XPO Logistics, Inc. Annual Meeting of Stockholders to be Held on May 14, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a printed copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The XPO Logistics, Inc. Notice of 2020 Annual Meeting, Proxy Statement and 2019 Annual Report to stockholders are available at: Obtaining a Printed Copy of the Proxy Materials – If you want to receive a printed copy of the proxy materials, you must request one. There is no charge to you for requesting a printed copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00am EDT on May 14, 2020 Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM To obtain a copy of the proxy materials and select delivery preferences follow the instructions below. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet: Go to www.envisionreports.com/XPO and click “Cast Your Vote or Request Materials”. You can download an electronic copy of the proxy materials. — Phone: Call us free of charge at 1-866-641-4276. — E-mail: Send an e-mail to investorvote@computershare.com with “Proxy Materials - XPO Logistics, Inc.” in the subject line. If you would like to request an electronic copy, you will receive an e-mail with a link to the proxy materials. If you would like to request a printed copy, include the number located in the shaded bar on the reverse side and your full name and address, and state that you want a printed copy of the meeting materials. To facilitate timely delivery, all requests for a printed copy of proxy materials must be received by 10 days before the meeting.